UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 1, 2018

TOYOTA MOTOR CREDIT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	1-9961	95-3775816

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive Plano, TX 75024

(Address of principal executive offices, including zip code)

(469) 486-9300

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in February 2016, Toyota Motor Credit Corporation (the “Company”) entered into a consent order with each of the Consumer Financial Protection Bureau (“CFPB”) and the U.S. Department of Justice (the “DOJ” and, together with the CFPB, the “Agencies”) to reflect the settlement of the Agencies’ allegations regarding the Company’s purchases of auto finance contracts from dealers and related discretionary dealer compensation practices (together, the “Consent Orders”). The Consent Orders were to be effective for three years, until February 2019, unless the Company met certain requirements at the end of the second year of the Consent Orders, in which case the term of the Consent Orders could be reduced from three years to two years.

The Company has been advised by the Agencies that it has satisfied the requirements for early termination of the Consent Orders. The termination of the Consent Orders is conditioned upon the Company’s completion of the distribution of the consumer restitution funds required by the Consent Orders and is effective May 1, 2018. The Company and the DOJ have sought final court approval of a joint stipulation that the Company has satisfied its obligations under the Consent Orders, which is anticipated in the next few weeks.

Forward-looking Statements

All statements in this report that do not directly and exclusively relate to historical facts constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations and currently available information. Actual results and events in future periods may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of the Company. The Company does not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: May 15, 2018	By:	/s/ Katherine Adkins
Katherine Adkins Group Vice President, General Counsel and Secretary